UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2023 (Date of earliest event reported)
Firsthand Technology Value Fund, Inc. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00830 (Commission File Number)	27-3008946 (IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)
(800) 976-8776 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 2, 2023 Firsthand Technology Value Fund, Inc. (the “Company”) issued a press release announcing announced today that it received a written notice (the “Notification Letter”) from the NASDAQ Stock Market LLC (“Nasdaq”) on April 27, 2023 indicating that the Fund is not in compliance with the $1.00 closing bid price requirement under Nasdaq Listing Rule 5550(a)(2).  The Company's press release issued May 2, 2023 is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1           Press Release dated May 2, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2023	FIRSTHAND TECHNOLOGY VALUE FUND, INC. By: /s/ Kevin Landis Kevin Landis President

Exhibit Index
Exhibit No.	Description
99.1	Press release dated May 2, 2023